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                             UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): April 22, 1998

                      Commission file number 33-24715
                            AURORA FOODS INC
          (Exact Name of Registrant as Specified in Its Charter)

                   DELAWARE                           13-3921934
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
      (State or Other Jurisdiction of         (IRS Employer Identification No.)
      Incorporation or Organization)

                       445 Hutchinson Avenue, Suite 960
                              Columbus, OH 43235
           (Address of Principal Executive Office, Including Zip Code)

                                  614-436-8600
              (Registrant's Telephone Number, Including Area Code)

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Item 5.   Other Events - S-1 Registration Statement
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          On April 22, 1998, a Registration Statement on Form S-1 (the
"Registration Statement") was filed with the Securities and Exchange Commission relating to a proposed initial public offering ("IPO") of common stock of a company to be formed and into which Aurora Foods Inc., a Delaware company (the "Company"), will be merged upon consummation of the IPO. The amount of the offering is presently estimated to be $270,000,000. The Registration Statement states that the net proceeds from the IPO will be used to repay certain outstanding indebtedness, including certain senior secured indebtedness of the Company. No assurance can be given that the Registration Statement will become effective or that the IPO will be consummated.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            AURORA FOODS INC.


Date:  May 1, 1998                          By
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                                              Thomas Ferraro
                                              President


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